UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2018

Annual Report

to Shareholders

Deutsche Real Assets Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
14	Consolidated Portfolio Summary
16	Consolidated Investment Portfolio
23	Consolidated Statement of Assets and Liabilities
25	Consolidated Statement of Operations
26	Consolidated Statements of Changes in Net Assets
27	Consolidated Financial Highlights

34	Notes to Consolidated Financial Statements
50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
54	Tax Information
55	Advisory Agreement Board Considerations and Fee Evaluation
61	Board Members and Officers
66	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Real Assets Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Real Assets Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

Class S shares of Deutsche Real Assets Fund gained 6.63% in the 12 months ended March 31, 2018, outperforming the 5.13% return of the custom blended benchmark and the 2.55% average return for the funds in its Morningstar peer group, Multialternative.

Generally speaking, real assets produced healthy gains in the past 12 months due to the combination of modest global growth and expectations for a moderate rise in inflation. The markets grew more volatile late in the period, however, as investors became concerned that the major central banks would need to raise interest rates more aggressively to combat the threat of inflation.

In managing the Fund, we combine top-down analysis and bottom-up company research to invest in global real estate investment trusts (REITs), global infrastructure stocks, commodities (both futures and equities) and Treasury Inflation Protected Securities (TIPS).

4	Deutsche Real Assets Fund

All four market segments delivered modest gains in the annual period. The commodity equities and commodity futures segments — which benefited from the rally in energy and industrial-metals prices — were the top relative performers. REITs and infrastructure stocks both finished with a narrow advance, since the benefit of strong stock prices was largely offset by concerns about higher interest rates. TIPS were essentially flat, as the rising demand for inflation protection late in the period was counterbalanced by the downturn in the U.S. Treasury market.

Fund Positioning and Performance

Security selection, primarily in the real estate and infrastructure categories, was the key factor in the Fund’s outperformance.

In the former segment, our holdings outperformed in both the domestic and international portfolios. Positions in data-center REITs were particularly strong, as the sector benefited from robust supply-and-demand fundamentals stemming from the growth of cloud computing. InterXion Holding NV and CoreSite Realty Corp. were top contributors in this segment. Our positioning in speciality and hotel REITs added value, as well. On the international side, our security selection in Singapore and Japan made the largest contributions.

In the infrastructure sector, the strongest contribution came from Canadian pipeline operators — including Veresen Inc.* and Enbridge Inc.* — that capitalized on rising volumes stemming from the growing demand for oil. The rail sector was an additional source of outperformance, as the combination of improving economic growth and rising shipments of commodities boosted the shares of Canadian Pacific Railway Ltd.* and CSX Corp. Our selection was also robust in the waste subsector, highlighted by the strong showing of Waste Management, Inc.,* and in U.S. pipelines, due to the outperformance of Cheniere Energy, Inc. Conversely, our stock selection in European transports detracted.

Security selection detracted in both commodity futures and natural-resources equities. In the futures segment, we were hurt by our positioning in livestock and agriculture. In the commodity equity category, we lagged in the bulk metals and mining subsector due largely to positions in Norsk Hydro ASA and Lundin Mining Corp.* The paper and forestry category was also a source of underperformance, as was precious metals and mining.

Deutsche Real Assets Fund	5

As is usually the case, selection in TIPS had minimal effect on results. We typically hold a neutral positioning in this area, meaning that we don’t seek to add value through selection. Our general view is that the category is primarily a “lower-risk option” we can use when market volatility increases, rather than a longer-term source of total return potential.

Asset allocation was a small detractor from performance. On the positive side, the Fund benefited from having an average underweight in real estate. However, this was more than offset by the adverse effect of an average overweight in infrastructure. Allocations in commodities and TIPS had only marginal impacts during the year.

Outlook

We construct the portfolio’s top-down allocations by analyzing economic conditions to ascertain whether growth is accelerating or decelerating, and if inflation is rising or falling. Despite the spike in market volatility that occurred in the last two months of the period, we finished March with the portfolio positioned for accelerating economic growth coupled with decelerating/muted inflation. We therefore maintained a portfolio that was generally balanced between the defensive and higher-beta segments of the real assets space, although we were watching closely to identify any clear sign that inflation is poised to rise more quickly than anticipated.

We continued to have a positive outlook on the infrastructure category, as investors remain attracted to its healthy growth prospects and stable cash flows. We favored fundamentally sound infrastructure companies with experienced management teams and the ability to benefit from improving global growth, while avoiding those that could be negatively affected by shorter-term volatility and challenges to their overall businesses. We believe companies in the sector can continue to benefit from long-term structural drivers such as population growth, increased urbanization and the transition to low-carbon emissions. At the close of the period, the Fund was overweight in the rail, waste, and communications-tower categories, and it was underweight in U.S. utilities and European transports.

In real estate, we had a bias towards global property stocks with high-quality assets or business models and operations in market segments with favorable supply-and-demand dynamics. Although fundamentals and stock-specific catalysts drive our positioning in the United States, we

6	Deutsche Real Assets Fund

continued to favor sectors with strong secular demand drivers (such as industrials), and avoid those with higher interest-rate sensitivity (healthcare) or troubled business models (retail). Outside of the United States, international property stocks offered a range of opportunities given valuations that remained at historically attractive levels.

We also retained a positive view on commodities due to the improving supply-and-demand picture across the market, but we continued to monitor key indicators to make tactical adjustments to the portfolio as needed. Within the natural-resource equity segment, we favored agricultural chemicals at the close of the period, while bulk metals and mining represented the largest underweight. Within the commodity futures segment, we had a bias towards livestock and metal futures at the end of March, and we were underweight agriculture futures.

With regard to the asset class as a whole, we believe real assets can serve as a long-term portfolio diversifier given their low historical correlation with traditional investments. (Diversification does not protect against loss). More specifically, we think the defensive characteristics of infrastructure and real estate stocks may cushion the impact of volatile, “risk-off” market environments, while also participating when stocks are rising. In addition, we think commodities can play a key role in diversification due to their inflation-hedging characteristics — a trait that was on display in the first quarter. Overall, we believe our holistic and unique investment process can deliver attractive risk-adjusted returns by capturing market inefficiencies across the full range of the real-assets spectrum.

*	Not held in the portfolio as of March 31, 2018.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–	Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

–	Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

–	BS, University of Southern California.

Deutsche Real Assets Fund	7

Francis X. Greywitt III, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

–	Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

–	Investment industry experience began in 1999.

–	BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

–	Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

–	BS, Miami University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Blended Index (Real Assets) is composed of 30% in the DJ Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. MSCI World Energy Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). MSCI World Materials Index is designed to capture the large- and mid-cap

8	Deutsche Real Assets Fund

segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard (GICS®). The Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Morningstar Multialternative category consists of funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Deutsche Real Assets Fund	9

Performance Summary	March 31, 2018

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
Unadjusted for Sales Charge	6.63%	1.42%	1.70%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.50%	0.23%	1.10%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
Unadjusted for Sales Charge	6.52%	1.48%	1.73%
Adjusted for the Maximum Sales Charge (max 2.50% load)	3.86%	0.97%	1.47%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
Unadjusted for Sales Charge	5.80%	0.66%	0.95%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.80%	0.66%	0.95%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
No Sales Charges	6.33%	1.21%	1.49%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

10	Deutsche Real Assets Fund

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 3/31/18
No Sales Charges		6.85%	1.48%
MSCI World Index†		13.59%	7.25%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†		0.92%	1.25%
Blended Index†		5.13%	1.31%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
No Sales Charges	6.72%	1.57%	1.90%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/18
No Sales Charges	6.84%	1.76%	2.00%
MSCI World Index†	13.59%	9.70%	5.90%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	0.92%	0.05%	2.93%
Blended Index†	5.13%	2.53%	2.95%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 31, 2017 are 1.46%, 1.38%, 2.21%, 1.83%, 1.07%, 1.24% and 1.12% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Deutsche Real Assets Fund	11

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the Deutsche Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Prior to April 26, 2016, the Fund was known as the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

12	Deutsche Real Assets Fund

*	Class R6 shares commenced operations on November 28, 2014.

†	The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Blended Index is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 15% in the S&P Global Natural Resources Index and 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/18	$9.32	$9.31	$9.25	$9.38	$9.25	$9.24	$9.25
6/5/17 (commencement of operations of Class T)	$—	$9.19	$—	$—	$—	$—	$—
3/31/17	$8.88	$—	$8.82	$8.94	$8.82	$8.81	$8.82
Distribution Information as of 3/31/18
Income Dividends, Twelve Months	$.15	$.14	$.08	$.12	$.17	$.16	$.17

Deutsche Real Assets Fund	13

Consolidated Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	3/31/18	3/31/17
Common Stocks and Exchange-Traded Fund
Infrastructure	39%	39%
Real Estate	26%	32%
Natural Resource Equities	16%	14%
Commodity Futures	12%	10%
Treasury Inflation Protected Securities	5%	5%
Cash Equivalents, U.S. Treasury Notes, Short-Term U.S. Treasury Obligations and Other Assets and Liabilities, net*	2%	0%
	100%	100%

*	Net of notional exposure to futures contracts

Geographical Diversification (As a % of Common Stocks and Government & Agency Obligations)	3/31/18	3/31/17
United States	59%	55%
Canada	8%	9%
United Kingdom	6%	5%
Japan	5%	5%
Hong Kong	4%	3%
France	3%	3%
Singapore	2%	3%
Spain	2%	2%
Netherlands	2%	1%
Australia	2%	4%
Switzerland	1%	3%
Other	6%	7%
	100%	100%

Sector Diversification (As a % of Common Stocks)	3/31/18	3/31/17
Real Estate	40%	44%
Energy	19%	17%
Industrials	15%	15%
Utilities	13%	13%
Materials	9%	9%
Information Technology	1%	1%
Telecommunication Services	1%	—
Consumer Staples	1%	1%
Consumer Discretionary	1%	—
Health Care	—	0%
	100%	100%

14	Deutsche Real Assets Fund

Ten Largest Equity Holdings at March 31, 2018 (18.5% of Net Assets)		Country	Percent
1	American Tower Corp.	United States	3.2%
	Operator and developer of wireless communications and broadcast towers
2	Crown Castle International Corp.	United States	2.6%
	Provider of wireless infrastructure
3	Cheniere Energy, Inc.	United States	2.3%
	Develops liquefied natural gas terminals
4	Hong Kong & China Gas Co., Ltd.	Hong Kong	1.6%
	Produces, distributes, and markets gas and gas appliances to residential and industrial customers
5	CSX Corp.	United States	1.6%
	Provides rail services around the world
6	Union Pacific Corp.	United States	1.6%
	Operates as a rail transportation provider
7	Tokyo Gas Co., Ltd.	Japan	1.5%
	Produces and supplies liquefied natural gas
8	Republic Services, Inc.	United States	1.4%
	Provides non-hazardous solid waste collection and disposal services
9	Waste Connections, Inc.	Canada	1.4%
	Provides non-hazardous solid waste collection services for commercial, industrials and residential customers
10	Targa Resources Corp.	United States	1.3%
	Owns general and limited partner interests in a limited partnership that provide midstream gas and natural gas liquid services

Consolidated portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s consolidated investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 66 for contact information.

Deutsche Real Assets Fund	15

Consolidated Investment Portfolio	as of March 31, 2018

	Shares	Value ($)
Common Stocks 79.7%
Consumer Discretionary 0.6%
Hotels, Restaurants & Leisure
Extended Stay America, Inc. (Units)	149,531	2,956,228

Consumer Staples 0.7%
Food Products
Archer-Daniels-Midland Co.	50,365	2,184,330
Bunge Ltd.	13,319	984,807

		3,169,137

Energy 15.3%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	86,315	5,214,289
Andeavor	45,722	4,597,804
Antero Midstream LP	160,157	2,560,910
Cheniere Energy, Inc.*	195,298	10,438,678
EOG Resources, Inc.	47,528	5,003,273
LUKOIL PJSC (ADR)	42,681	2,954,379
ONEOK, Inc.	81,540	4,641,257
Pembina Pipeline Corp.	185,925	5,801,362
Royal Dutch Shell PLC “A”	132,767	4,176,236
Snam SpA	365,817	1,681,131
Suncor Energy, Inc.	102,136	3,527,016
Targa Resources Corp.	138,670	6,101,480
TOTAL SA	49,126	2,794,934
TransCanada Corp. (a)	99,961	4,133,909
Williams Companies, Inc.	241,910	6,013,883

		69,640,541

Industrials 11.7%
Commercial Services & Supplies 2.7%
Republic Services, Inc.	93,925	6,220,653
Waste Connections, Inc.	85,971	6,167,559

		12,388,212
Construction & Engineering 2.2%
Ferrovial SA	236,577	4,955,631
VINCI SA	52,717	5,199,814

		10,155,445

The accompanying notes are an integral part of the consolidated financial statements.

16	Deutsche Real Assets Fund

	Shares	Value ($)
Road & Rail 3.2%
CSX Corp.	130,770	7,285,197
Union Pacific Corp.	52,596	7,070,480

		14,355,677
Transportation Infrastructure 3.6%
Aeroports de Paris	9,611	2,097,760
Corp. America Airports SA*	166,700	2,057,078
Japan Airport Terminal Co., Ltd.	137,844	5,359,972
Sydney Airport (Units)	449,585	2,332,453
Transurban Group (Units)	534,718	4,720,040

		16,567,303

Information Technology 1.1%
IT Services
InterXion Holding NV*	80,975	5,029,357

Materials 7.3%
Chemicals 3.5%
Celanese Corp. “A”	34,566	3,463,859
CF Industries Holdings, Inc.	63,777	2,406,306
FMC Corp.	32,652	2,500,164
Monsanto Co.	33,506	3,909,815
Nutrien Ltd.	79,584	3,761,140

		16,041,284
Metals & Mining 2.6%
Agnico Eagle Mines Ltd.	19,968	840,040
ArcelorMittal*	72,931	2,323,204
Franco-Nevada Corp.	12,104	825,817
Glencore PLC*	739,092	3,657,696
Norsk Hydro ASA	322,694	1,891,133
Steel Dynamics, Inc.	48,055	2,124,992

		11,662,882
Paper & Forest Products 1.2%
Mondi PLC	174,333	4,694,134
Nine Dragons Paper Holdings Ltd.	542,700	824,050

		5,518,184

Real Estate 31.6%
Equity Real Estate Investment Trusts (REITs) 25.6%
Agree Realty Corp.	49,787	2,391,767
Alexandria Real Estate Equities, Inc.	19,082	2,383,151
American Tower Corp.	101,236	14,713,640
Americold Realty Trust	152,561	2,910,864
Canadian Apartment Properties REIT	128,286	3,699,169
CDL Hospitality Trusts (Units)	2,063,900	2,665,676

The accompanying notes are an integral part of the consolidated financial statements.

Deutsche Real Assets Fund	17

	Shares	Value ($)
CoreSite Realty Corp.	49,089	4,921,663
Crown Castle International Corp.	109,657	12,019,504
CubeSmart	134,328	3,788,050
Douglas Emmett, Inc.	32,026	1,177,276
Dream Office Real Estate Investment Trust	150,549	2,728,544
Equity LifeStyle Properties, Inc.	25,548	2,242,348
Equity Residential	40,552	2,498,814
Extra Space Storage, Inc.	57,147	4,992,362
Frasers Logistics & Industrial Trust	2,479,400	2,066,689
Gecina SA	22,337	3,877,136
GGP, Inc.	48,413	990,530
Global One Real Estate Investment Corp.	2,132	2,061,540
Granite Real Estate Investment Trust	60,336	2,379,534
Great Portland Estates PLC	122,609	1,145,489
Hammerson PLC	329,081	2,483,730
Healthcare Realty Trust, Inc.	105,881	2,933,962
Invitation Homes, Inc.	54,549	1,245,354
LaSalle Hotel Properties	73,552	2,133,744
Link REIT	336,168	2,881,524
Merlin Properties Socimi SA	133,878	2,050,413
Mirvac Group	1,001,637	1,663,383
Omega Healthcare Investors, Inc. (a)	28,991	783,917
Premier Investment Corp.	1,115	1,174,256
Prologis, Inc.	18,300	1,152,717
Rexford Industrial Realty, Inc.	83,031	2,390,462
SBA Communications Corp.*	13,801	2,358,867
Segro PLC	343,294	2,901,974
STORE Capital Corp.	134,269	3,332,557
UNITE Group PLC	343,548	3,825,674
Welltower, Inc.	50,656	2,757,206
Weyerhaeuser Co.	143,321	5,016,235

		116,739,721
Real Estate Management & Development 6.0%
Castellum AB	145,146	2,379,418
City Developments Ltd.	543,800	5,425,556
Henderson Land Development Co., Ltd.	224,800	1,476,985
Hufvudstaden AB “A”	137,248	2,040,051
Mitsubishi Estate Co., Ltd.	118,300	1,972,939
New World Development Co., Ltd.	1,621,000	2,307,825
NTT Urban Development Corp.	229,400	2,804,258
PSP Swiss Property AG (Registered)	25,642	2,500,777
Sun Hung Kai Properties Ltd.	87,900	1,398,690
Swire Properties Ltd.	992,100	3,488,618
Vonovia SE	35,665	1,769,201

		27,564,318

The accompanying notes are an integral part of the consolidated financial statements.

18	Deutsche Real Assets Fund

	Shares	Value ($)
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.6%
Cellnex Telecom SA 144A	105,231	2,815,078
Wireless Telecommunication Services 0.5%
Sarana Menara Nusantara Tbk PT	7,888,948	2,055,144

Utilities 10.3%
Electric Utilities 0.4%
PG&E Corp.	46,530	2,044,063
Gas Utilities 4.7%
ENN Energy Holdings Ltd.	547,662	4,951,962
Hong Kong & China Gas Co., Ltd.	3,635,600	7,480,462
Infraestructura Energetica Nova SAB de CV	432,092	2,108,409
Tokyo Gas Co., Ltd.	253,408	6,766,573

		21,307,406
Multi-Utilities 2.8%
Consolidated Edison, Inc.	36,332	2,831,716
National Grid PLC	185,307	2,081,143
NiSource, Inc.	168,747	4,034,741
Sempra Energy	35,360	3,932,739

		12,880,339
Water Utilities 2.4%
American Water Works Co., Inc.	38,219	3,138,927
Severn Trent PLC	209,611	5,416,267
United Utilities Group PLC	237,048	2,375,177

		10,930,371
Total Common Stocks (Cost $350,278,232)		363,820,690

Exchange-Traded Fund 1.1%
iShares Global Timber & Forestry ETF (a) (Cost $4,680,008)	67,022	5,248,493

	Principal Amount ($)	Value ($)
Government & Agency Obligations 17.2%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040	1,988,187	2,509,371
2.375%, 1/15/2027	3,168,939	3,630,578
3.625%, 4/15/2028	2,301,716	2,950,793
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2020	2,731,052	2,720,417
0.125%, 1/15/2022	2,520,442	2,493,637
0.125%, 1/15/2023	5,073,688	4,989,208
0.125%, 7/15/2024	5,805,741	5,672,177

The accompanying notes are an integral part of the consolidated financial statements.

Deutsche Real Assets Fund	19

	Principal Amount ($)	Value ($)
U.S. Treasury Notes:
0.625%, 4/30/2018	3,601,000	3,598,304
0.75%, 8/31/2018	11,319,000	11,325,670
1.0%, 11/30/2018	11,061,000	10,986,684
1.125%, 6/15/2018	6,646,000	6,637,237
1.125%, 1/31/2019	10,797,000	10,710,961
1.625%, 4/30/2019	10,491,000	10,431,578
Total Government & Agency Obligations (Cost $78,845,731)		78,656,615

	Shares	Value ($)
Securities Lending Collateral 1.0%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.56% (b) (c) (d) (Cost $4,490,880)	4,490,880	4,490,880

Cash Equivalents 0.4%
Deutsche Central Cash Management Government Fund, 1.64% (b) (d) (Cost $1,898,687)	1,898,687	1,898,687

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $440,193,538)	99.4	454,115,365
Other Assets and Liabilities, Net	0.6	2,512,151

Net Assets	100.0	456,627,516

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended March 31, 2018 are as follows:

Value ($) at 3/31/2017	Purchases Cost ($)†	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2018	Value ($) at 3/31/2018
Mutual Funds 0.0%
Deutsche Global Infrastructure Fund (b)
—	47,731,332	57,665,792	9,934,460	—	—	—	—	—
Deutsche Global Real Estate Securities Fund (b)
—	31,123,404	32,507,888	1,384,484	—	—	—	—	—
Deutsche Real Estate Securities Fund (b)
—	11,492,902	11,061,237	(431,665)	—	—	—	—	—
Securities Lending Collateral 1.0%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.56% (b) (c)
—	4,490,880	—	—	—	54,419	—	4,490,880	4,490,880
Cash Equivalents 0.4%
Deutsche Central Cash Management Government Fund, 1.64% (b)
1,925,800	335,732,312	335,759,425	—	—	58,534	—	1,898,687	1,898,687
1,925,800	430,570,830	436,994,342	10,887,279	—	112,953	—	6,389,567	6,389,567

The accompanying notes are an integral part of the consolidated financial statements.

20	Deutsche Real Assets Fund

*	Non-income producing security.

†	Includes affiliated Underlying Deutsche Funds transactions acquired from the merger with Deutsche Select Alternative Allocation Fund of $90,347,638.

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at March 31, 2018 amounted to $4,384,742, which is 1.0% of net assets.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended March 31, 2018.

(d)	The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

PJSC: Public Joint Stock Company

At March 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil Futures	USD	5/31/2018	79	5,355,968	5,439,150	83,182
Copper Futures	USD	9/26/2018	82	6,432,152	6,282,225	(149,927)
Corn Futures	USD	9/14/2018	201	3,920,040	4,052,663	132,623
Cotton No. 2 Futures	USD	12/6/2018	36	1,404,999	1,399,140	(5,859)
Gasoline RBOB Futures	USD	10/31/2018	28	2,023,337	2,126,678	103,341
Gold 100oz. Futures	USD	8/29/2018	56	7,406,771	7,466,480	59,709
Lean Hogs Futures	USD	10/12/2018	113	3,188,458	2,977,550	(210,908)
Live Cattle Futures	USD	6/29/2018	141	6,488,886	5,789,699	(699,187)
LME Nickel Futures	USD	9/17/2018	42	3,432,326	3,364,074	(68,252)
LME Primary Aluminium Futures	USD	9/17/2018	75	3,932,966	3,778,594	(154,372)
LME Primary Aluminium Futures	USD	5/14/2018	104	5,427,949	5,190,250	(237,699)
LME Zinc Futures	USD	9/17/2018	43	3,474,488	3,512,563	38,075
Natural Gas Futures	USD	6/27/2018	97	2,675,583	2,747,040	71,457
Palladium Futures	USD	9/26/2018	9	885,335	844,785	(40,550)
Silver Futures	USD	5/29/2018	14	1,190,309	1,138,760	(51,549)
Soybean Futures	USD	11/14/2018	41	2,122,750	2,147,888	25,138
Soybean Oil Futures	USD	12/14/2018	47	928,509	924,678	(3,831)
Wheat Futures	USD	9/14/2018	52	1,402,694	1,313,650	(89,044)
Total net unrealized depreciation					60,495,867	(1,197,653)

At March 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
LME Primary Aluminium Futures	USD	5/14/2018	104	5,426,903	5,190,250	236,653

The accompanying notes are an integral part of the consolidated financial statements.

Deutsche Real Assets Fund	21

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,956,228	$—	$—	$2,956,228
Consumer Staples	3,169,137	—	—	3,169,137
Energy	60,988,240	8,652,301	—	69,640,541
Industrials	28,800,967	24,665,670	—	53,466,637
Information Technology	5,029,357	—	—	5,029,357
Materials	19,832,133	13,390,217	—	33,222,350
Real Estate	89,087,726	55,216,313	—	144,304,039
Telecommunication Services	—	4,870,222	—	4,870,222
Utilities	18,090,595	29,071,584	—	47,162,179
Exchange-Traded Fund	5,248,493	—	—	5,248,493
Government & Agency Obligations	—	78,656,615	—	78,656,615
Short-Term Investments (e)	6,389,567	—	—	6,389,567
Derivatives (f)
Futures Contracts	750,178	—	—	750,178
Total	$240,342,621	$214,522,922	$—	$454,865,543

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (f)
Futures Contracts	$(1,711,178)	$—	$—	$(1,711,178)
Total	$(1,711,178)	$—	$—	$(1,711,178)

As a result of the fair valuation model utilized by the Fund, certain international securities transferred from Level 1 to Level 2. During the year ended March 31, 2018, the amount of the transfers between Level 1 and Level 2 was $38,744,191.

Transfers between price levels are recognized at the beginning of the reporting year.

(e)	See Consolidated Investment Portfolio for additional categorizations.

(f)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the consolidated financial statements.

22	Deutsche Real Assets Fund

Consolidated Statement of Assets and Liabilities

as of March 31, 2018

Assets

Investments in non-affiliated securities, at value (cost $433,803,971) — including $4,384,742 of securities loaned	$447,725,798
Investment in Deutsche Government & Agency Securities Portfolio (cost $4,490,880)*	4,490,880
Investment in Deutsche Central Cash Management Government Fund (cost $1,898,687)	1,898,687
Cash	454,130
Foreign currency, at value (cost $609,847)	609,749
Deposit with broker for futures contracts	2,489,521
Receivable for investments sold	4,501,843
Receivable for Fund shares sold	296,403
Dividends receivable	1,009,353
Interest receivable	248,352
Payable for variation margin on futures contracts	152,962
Foreign taxes recoverable	24,541
Total assets	463,902,219

Liabilities
Payable upon return of securities loaned	4,490,880
Payable for investments purchased	1,619,159
Payable for Fund shares redeemed	387,580
Accrued management fee	176,608
Accrued Directors’ fees	722
Other accrued expenses and payables	599,754
Total liabilities	7,274,703
Net assets, at value	$456,627,516

Net Assets Consist of
Undistributed net investment income	1,427,567
Net unrealized appreciation (depreciation) on:
Investments	13,921,827
Futures	(961,000)
Foreign currency	(865)
Accumulated net realized gain (loss)	(250,410,394)
Paid-in capital	692,650,381
Net assets, at value	$456,627,516

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Deutsche Real Assets Fund	23

Consolidated Statement of Assets and Liabilities as of March 31, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($94,134,573÷10,103,247 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.32
Maximum offering price per share (100 ÷ 94.25 of $9.32)	$9.89
Class T
Net Asset Value and redemption price per share ($10,295÷1,105.3 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.31
Maximum offering price per share (100 ÷ 97.50 of $9.31)	$9.55
Class C
Net Asset Value offering and redemption price per share ($46,808,463÷5,060,988 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.25
Class R
Net Asset Value offering and redemption price per share ($3,617,052÷385,807 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.38
Class R6
Net Asset Value offering and redemption price per share ($310,981÷33,620 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.25
Class S
Net Asset Value offering and redemption price per share ($216,663,228÷23,441,402 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.24
Institutional Class
Net Asset Value offering and redemption price per share ($95,082,924÷10,283,815 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.25

The accompanying notes are an integral part of the consolidated financial statements.

24	Deutsche Real Assets Fund

Consolidated Statement of Operations

for the year ended March 31, 2018

Investment Income
Income:
Dividends (net of foreign taxes withheld of $354,432)	$6,718,402
Interest	717,721
Income distributions — Deutsche Central Cash Management Government Fund	58,534
Securities lending income, net of borrower rebates	54,419
Total income	7,549,076
Expenses:
Management fee	2,371,620
Administration fee	296,453
Services to shareholders	449,158
Distribution and service fees	610,079
Custodian fee	93,817
Professional fees	96,936
Reports to shareholders	48,296
Registration fees	104,544
Trustees’ fees and expenses	14,913
Other	29,904
Total expenses before expense reductions	4,115,720
Expense reductions	(536,614)
Total expenses after expense reductions	3,579,106
Net investment income	3,969,970

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	10,887,279
Sale of non-affiliated investments	10,320,668
Capital gain dividends received	271,742
Futures	768,757
Foreign currency	92,916
22,341,362
Change in net unrealized appreciation (depreciation) on:
Investments	(11,351,167)
Futures	(651,732)
Foreign currency	(116)
(12,003,015)
Net gain (loss)	10,338,347
Net increase (decrease) in net assets resulting from operations	$14,308,317

The accompanying notes are an integral part of the consolidated financial statements.

Deutsche Real Assets Fund	25

Consolidated Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$3,969,970	$2,217,977
Net realized gain (loss)	22,341,362	21,734,250
Change in net unrealized appreciation (depreciation)	(12,003,015)	(13,882,543)
Net increase (decrease) in net assets resulting from operations	14,308,317	10,069,684
Distributions to shareholders from:
Net investment income:
Class A	(1,213,548)	(1,059,099)
Class T*	(158)	—
Class C	(320,896)	(590,557)
Class R	(37,255)	(37,366)
Class R6	(2,099)	(10,851)
Class S	(2,018,972)	(746,315)
Institutional Class	(1,132,071)	(516,448)
Total distributions	(4,724,999)	(2,960,636)
Fund share transactions:
Proceeds from shares sold	119,195,883	77,434,790
Reinvestment of distributions	4,510,408	2,795,152
Payments for shares redeemed	(122,035,611)	(111,902,546)
Net assets acquired in tax-free reorganization**	240,321,040	—
Net increase (decrease) in net assets from Fund share transactions	241,991,720	(31,672,604)
Increase (decrease) in net assets	251,575,038	(24,563,556)
Net assets at beginning of period	205,052,478	229,616,034
Net assets at end of period (including undistributed net investment income of $1,427,567 and $1,603,707, respectively)	$456,627,516	$205,052,478

*	For the period from June 5, 2017 (commencement of operations of Class T) to March 31, 2018.

**	On November 20, 2017, Deutsche Select Alternative Allocation Fund was acquired by the Fund through a tax-free reorganization. On December 11, 2017, Deutsche Gold & Precious Metals Fund was acquired by the Fund through a tax-free reorganization (See Note G).

The accompanying notes are an integral part of the consolidated financial statements.

26	Deutsche Real Assets Fund

Consolidated Financial Highlights

	Years Ended March 31,
Class A	2018	2017		2016	2015		2014

Selected Per Share Data
Net asset value, beginning of period	$8.88	$8.56		$9.36	$9.56		$9.53
Income (loss) from investment operations:
Net investment income[a]	.12	.10		.14	.19		.13
Net realized and unrealized gain (loss)	.47	.34		(.76)	(.11)		.03
Total from investment operations	.59	.44		(.62)	.08		.16
Less distributions from:
Net investment income	(.15)	(.12)		(.18)	(.28)		(.13)
Net asset value, end of year	$9.32	$8.88		$8.56	$9.36		$9.56
Total Return (%)[b,c,d]	6.63	5.22		(6.63)	.76		1.68

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	63		79	158		197
Ratio of expenses before expense reductions (%)	1.40	1.41	[e]	.78 [e]	.73	[e]	.76	[e]
Ratio of expenses after expense reductions (%)	1.22	1.17	[e]	.57 [e]	.57	[e]	.57	[e]
Ratio of net investment income (%)	1.32	1.17		1.61	2.02		1.35
Portfolio turnover rate (%)	143	222		51	39		41

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund	27

Period Ended
Class T	March 31, 2018[a]

Selected Per Share Data
Net asset value, beginning of period	$9.19
Income (loss) from investment operations:
Net investment income[b]	.09
Net realized and unrealized gain (loss)	.17
Total from investment operations	.26
Less distributions from:
Net investment income	(.14)
Net asset value, end of year	$9.31
Total Return (%)[c,d]	2.91	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.43	*
Ratio of expenses after expense reductions (%)	1.22	*
Ratio of net investment income (%)	1.21	*
Portfolio turnover rate (%)	143	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to March 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Funds’s portfolio turnover rate for the year ended March 31, 2018.

*	Annualized

**	Not annualized

28	Deutsche Real Assets Fund

	Years Ended March 31,
Class C	2018	2017		2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.53		$9.33	$9.53	$9.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.04		.07	.12	.06
Net realized and unrealized loss	.46	.34		(.76)	(.12)	.03
Total from investment operations	.51	.38		(.69)	—	.09
Less distributions from:
Net investment income	(.08)	(.09)		(.11)	(.20)	(.04)
Net asset value, end of year	$9.25	$8.82		$8.53	$9.33	$9.53
Total Return (%)[b,c,d]	5.80	4.47		(7.37)	(.01)	.94

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	40		61	103	119
Ratio of expenses before expense reductions (%)	2.16	2.16	[e]	1.51 [e]	1.47 [e]	1.51	[e]
Ratio of expenses after expense reductions (%)	1.97	1.92	[e]	1.32 [e]	1.31 [e]	1.32	[e]
Ratio of net investment income (%)	.57	.44		.83	1.30	.60
Portfolio turnover rate (%)	143	222		51	39	41

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund	29

	Years Ended March 31,
Class R	2018	2017		2016	2015		2014

Selected Per Share Data
Net asset value, beginning of year	$8.94	$8.62		$9.42	$9.62		$9.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.08		.13	.18		.11
Net realized and unrealized loss	.46	.35		(.77)	(.12)		.02
Total from investment operations	.56	.43		(.64)	.06		.13
Less distributions from:
Net investment income	(.12)	(.11)		(.16)	(.26)		(.10)
Net asset value, end of year	$9.38	$8.94		$8.62	$9.42		$9.62
Total Return (%)[b,c]	6.33	4.95		(6.77)	.55		1.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2		3	3		3
Ratio of expenses before expense reductions (%)	1.82	1.78	[d]	1.16 [d]	1.13	[d]	1.13	[d]
Ratio of expenses after expense reductions (%)	1.47	1.42	[d]	.77 [d]	.77	[d]	.77	[d]
Ratio of net investment income (%)	1.07	.96		1.47	1.83		1.15
Portfolio turnover rate (%)	143	222		51	39		41

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

30	Deutsche Real Assets Fund

	Years Ended March, 31,				Period Ended
Class R6	2018	2017		2016	3/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.50		$9.29	$9.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.12		.25	.12
Net realized and unrealized loss	.46	.35		(.83)	(.19)
Total from investment operations	.60	.47		(.58)	(.07)
Less distributions from:
Net investment income	(.17)	(.15)		(.21)	(.24)
Net asset value, end of year	$9.25	$8.82		$8.50	$9.29
Total Return (%)[c,d]	6.85	5.59		(6.25)	(.71	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	.31	.02		1	.01
Ratio of expenses before expense reductions (%)	1.13	1.02	[e]	.40 [e]	.58	e*
Ratio of expenses after expense reductions (%)	.95	.86	[e]	.22 [e]	.21	e*
Ratio of net investment income (loss) (%)	1.51	1.41		2.97	3.73	*
Portfolio turnover rate (%)	143	222		51	39	[f]

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	For the period from November 28, 2014 (commencement of operations) to March 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

[f]	Represents the Fund’s portfolio turnover rate for the year ended March 31, 2015.

*	Annualized

**	Not annualized

Deutsche Real Assets Fund	31

	Years Ended March 31,
Class S	2018	2017		2016	2015		2014

Selected Per Share Data
Net asset value, beginning of period	$8.81	$8.50		$9.29	$9.49		$9.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.12		.15	.22		.14
Net realized and unrealized loss	.45	.33		(.75)	(.13)		.02
Total from investment operations	.59	.45		(.60)	.09		.16
Less distributions from:
Net investment income	(.16)	(.14)		(.19)	(.29)		(.14)
Net asset value, end of year	$9.24	$8.81		$8.50	$9.29		$9.49
Total Return (%)[b,c]	6.72	5.30		(6.44)	.92		1.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	56		55	152		163
Ratio of expenses before expense reductions (%)	1.24	1.19	[d]	.60 [d]	.55	[d]	.62	[d]
Ratio of expenses after expense reductions (%)	1.07	1.02	[d]	.42 [d]	.39	[d]	.42	[d]
Ratio of net investment income (loss) (%)	1.49	1.34		1.70	2.26		1.50
Portfolio turnover rate (%)	143	222		51	39		41

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

32	Deutsche Real Assets Fund

	Years Ended March 31,
Institutional Class	2018	2017		2016	2015		2014

Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.50		$9.29	$9.49		$9.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.12		.16	.23		.17
Net realized and unrealized loss	.45	.35		(.74)	(.12)		.02
Total from investment operations	.60	.47		(.58)	.11		.19
Less distributions from:
Net investment income	(.17)	(.15)		(.21)	(.31)		(.17)
Net asset value, end of year	$9.25	$8.82		$8.50	$9.29		$9.49
Total Return (%)[b,c]	6.84	5.61		(6.25)	1.10		2.02

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	45		31	114		102
Ratio of expenses before expense reductions (%)	1.12	1.07	[d]	.48 [d]	.45	[d]	.43	[d]
Ratio of expenses after expense reductions (%)	.95	.90	[d]	.21 [d]	.21	[d]	.21	[d]
Ratio of net investment income (loss) (%)	1.58	1.44		1.83	2.45		1.84
Portfolio turnover rate (%)	143	222		51	39		41

Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary and the financial highlights have been consolidated. The financial highlights prior to March 2017 have not consolidated.

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Deutsche Real Assets Fund	33

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Real Assets Fund (the “Fund”) is a diversified series of Deutsche Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund,

34	Deutsche Real Assets Fund

Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2018, the Fund’s investment in the Subsidiary was $56,423,102, representing 12.2% of the Fund’s total assets.

The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange

(U.S. or foreign) or over-the-counter market on which they trade. Equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as

Deutsche Real Assets Fund	35

yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any

36	Deutsche Real Assets Fund

securities on loan were collateralized by cash. During the year ended March 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, managed by Deutsche Investment Management Americas Inc. As of March 31, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of March 31, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of March 31, 2018, the Fund had securities on loan, which were classified as common stocks in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Deutsche Real Assets Fund	37

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain commodity-linked derivatives does not constitute “qualifying income” to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At March 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately 248,630,000, including short-term losses $(47,880,000) and long-term losses $(200,750,000). Such losses include $3,270,000 inherited from its merger with Deutsche Select Alternative Allocation Fund and 195,169,000 inherited from its merger with Deutsche Gold & Precious Metals Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized subject to certain limitations under Section 381–384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

38	Deutsche Real Assets Fund

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in the Subsidiary, investments in passive foreign investment companies, certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$4,254,659
Capital loss carryforwards	$(248,630,000)
Net unrealized appreciation (depreciation) on investments	$8,658,115

At March 31, 2018, the aggregate cost of investments for federal income tax purposes was $447,186,453. The net unrealized appreciation for all investments based on tax cost was $8,658,115. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $79,023,165 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $70,365,050.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2018	2017
Distributions from ordinary income*	$4,724,999	$2,960,636

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Deutsche Real Assets Fund	39

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2018, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it

40	Deutsche Real Assets Fund

relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2018 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended March 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $21,351,000 to $60,496,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $1,253,000 to $5,190,000.

The following tables summarize the value of the Fund’s derivative instruments held as of March 31, 2018 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Commodity Contracts (a)	$750,178

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a)	Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (b)	$(1,711,178)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(b)	Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Realized Gain (Loss)	Futures Contracts
Commodity Contracts (c)	$768,757

The above derivative is located in the following Consolidated Statement of Operations account:

(c)	Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (d)	$(651,732)

The above derivative is located in the following Consolidated Statement of Operations account:

(d)	Change in net unrealized appreciation (depreciation) on futures

Deutsche Real Assets Fund	41

C. Purchases and Sales of Securities

During the year ended March 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$489,990,297	$401,307,143
U.S. Treasury Obligations	$70,733,157	$30,522,956

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s sub-advisor.

RREEF America L.L.C (“RREEF”), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

For the period from April 1, 2017 through November 19, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s daily net assets	.800%
Over $2 billion of such net assets	.775%

Effective November 20, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.800%
Next $1.5 billion of such net assets	.785%
Over $2 billion of such net assets	.775%

Accordingly, for the year ended March 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund’s average daily net assets.

42	Deutsche Real Assets Fund

For the period from April 1, 2017 through November 19, 2020, and for the period from June 5, 2017 (commencement of operations) through November 19, 2020 for Class T, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%

For the year ended March 31, 2018 and for the period from June 5, 2017 (commencement of operations) to March 31, 2018 for Class T, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$139,771
Class T	18
Class C	76,728
Class R	10,317
Class R6	255
Class S	194,385
Institutional Class	115,140
$536,614

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2018, the Administration Fee was $296,453, of which $38,689 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2018 and for

Deutsche Real Assets Fund	43

the period from June 5, 2017 (commencement of operations) to March 31, 2018 for Class T, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2018
Class A	$15,954	$5,028
Class T	15	3
Class C	3,708	1,161
Class R	774	178
Class R6	129	28
Class S	31,369	14,497
Institutional Class	1,577	338
	$53,526	$21,233

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2018
Class C	$306,582	$30,218
Class R	7,356	755
	$313,938	$30,973

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2018 and for the period from June 5, 2017 (commencement of operations) to March 31, 2018 for Class T, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2018	Annual Rate
Class A	$186,588	$39,019	.25%
Class T	17	8	.21%
Class C	102,182	19,732	.25%
Class R	7,354	1,473	.25%
	$296,141	$60,232

44	Deutsche Real Assets Fund

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2018, aggregated $3,268.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2018, the CDSC for the Fund’s Class C shares aggregated $1,450. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2018, DDI received $228 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain per-press and regulatory filing services to the Fund. For the year ended March 31, 2018, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders” aggregated $23,826, of which $8,174 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended March 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,096.

Deutsche Real Assets Fund	45

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2018.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,630,349	$15,026,512	2,509,922	$21,788,582
Class T*	1,088	10,000	—	—
Class C	143,678	1,327,173	221,285	1,908,472
Class R	71,675	661,810	84,564	742,803
Class R6	19,590	179,277	10,162	87,395
Class S	5,992,465	55,260,542	2,822,552	24,270,223
Institutional Class	5,050,699	46,730,569	3,313,999	28,637,315
		$119,195,883		$77,434,790

Shares issued to shareholders in reinvestment of distributions
Class A	128,841	$1,181,927	118,430	$1,035,542
Class T*	17	158	—	—
Class C	33,210	297,890	62,359	546,264
Class R	4,049	37,255	4,229	37,366
Class R6	227	2,099	1,249	10,851
Class S	203,654	1,872,529	77,771	672,809
Institutional Class	122,490	1,118,550	57,036	492,320
		$4,510,408		$2,795,152

46	Deutsche Real Assets Fund

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(2,929,397)	$(27,231,327)	(4,842,117)	$(41,762,426)
Class C	(1,861,706)	(17,109,492)	(2,941,935)	(25,332,463)
Class R	(118,895)	(1,115,436)	(172,278)	(1,493,375)
Class R6	(2,443)	(22,785)	(142,964)	(1,221,035)
Class S	(7,073,741)	(65,740,925)	(3,022,472)	(26,053,002)
Institutional Class	(1,171,496)	(10,815,646)	(1,873,884)	(16,040,245)
		$(122,035,611)		$(111,902,546)

Shares issued in tax-free reorganization**
Class A	4,230,893	$39,574,459	—	—
Class C	2,243,938	20,772,199	—	—
Class R	170,344	1,599,571	—	—
Class R6	13,752	127,618	—	—
Class S	18,008,565	167,144,884	—	—
Institutional Class	1,195,946	11,102,309	—	—
		$240,321,040		—

Net increase (decrease)
Class A	3,060,686	$28,551,571	(2,213,765)	$(18,938,302)
Class T*	1,105	10,158	—	—
Class C	559,120	5,287,770	(2,658,291)	(22,877,727)
Class R	127,173	1,183,200	(83,485)	(713,206)
Class R6	31,126	286,209	(131,553)	(1,122,789)
Class S	17,130,943	158,537,030	(122,149)	(1,109,970)
Institutional Class	5,197,639	48,135,782	1,497,151	13,089,390
		$241,991,720		$(31,672,604)

*	For the period from June 5, 2017 (commencement of operations of Class T) to March 31, 2018.

**	On November 20, 2017, Deutsche Select Alternative Allocation Fund was acquired by the Fund through a tax-free reorganization. On December 11, 2017, Deutsche Gold & Precious Metals Fund was acquired by the Fund through a tax-free reorganization (See Note G).

G. Acquisition of Assets

On November 20, 2017, the Fund acquired all of the net assets of Deutsche Select Alternative Allocation Fund pursuant to a plan of reorganization approved by the Board of Trustees in May 2017. The

Deutsche Real Assets Fund	47

acquisition was accomplished by a tax-free exchange of 1,986,501 Class A shares, 1,278,570 Class C shares, 150,402 Class R shares, 12,085 Class R6 shares, 9,737,826 Class S shares and 944,880 Institutional Class shares of Deutsche Select Alternative Allocation Fund for 2,247,256 Class A shares, 1,463,099 Class C shares, 170,344 Class R shares, 13,752 Class R6 shares, 11,097,130 Class S shares and 1,075,411 Institutional Class shares of the Fund, respectively, outstanding on November 20, 2017. Deutsche Select Alternative Allocation Fund’s net assets at that date, $149,099,310 including $10,645,682 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $224,143,292. The combined net assets of the Fund immediately following the acquisition were $373,242,602.

On December 11, 2017, the Fund acquired all of the net assets of Deutsche Gold & Precious Metals Fund pursuant to a plan of reorganization approved by the Board of Trustees in May 2017. The acquisition was accomplished by a tax-free exchange of 2,841,566 Class A shares, 1,177,164 Class C shares, 9,721,166 Class S shares and 169,693 Institutional Class shares of Deutsche Gold & Precious Metals Fund for 1,983,637 Class A shares, 780,839 Class C shares, 6,911,435 Class S shares and 120,535 Institutional Class shares of the Fund, respectively, outstanding on December 11, 2017. Deutsche Gold & Precious Metals Fund’s net assets at that date, $91,221,730 including $7,044,796 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $369,504,474. The combined net assets of the Fund immediately following the acquisition were $460,726,204.

The consolidated financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined funds for the period subsequent to the fund mergers. Assuming the acquisition having been completed on April 1, 2018, the Fund’s pro forma results of operations for the year ended March 31, 2018 are as follows:

Net investment income	$3,908,553
Net gain (loss) on investments	$10,352,471
Net increase (decrease) in net assets resulting from operations	$14,261,024

Because the consolidated financial statements has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Select Alternative Allocation Fund and Deutsche Gold & Precious Metals Fund that have been included in the Fund’s Consolidated Statement of Operations since November 17, 2017 and December 8, 2017, respectively.

48	Deutsche Real Assets Fund

H. Name Changes

In connection with adoption of the DWS brand, effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the Advisor, will be renamed to DWS Investment Management Americas, Inc. In addition, the “Deutsche Funds” will become known as the “DWS Funds.” As a result, Deutsche Real Assets Fund will be renamed DWS RREEF Real Assets Fund.

Deutsche Real Assets Fund	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and Shareholders of Deutsche Real Assets Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Deutsche Real Assets Fund (the “Fund”) (one of the funds constituting Deutsche Market Trust) (the “Trust”), including the consolidated schedule of investments, as of March 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period ended March 31, 2018, the financial highlights for each of the three years ended March 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche Market Trust), at March 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period ended March 31, 2018, and its financial highlights for each of the three years in the period ended March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

50	Deutsche Real Assets Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts
May 29, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since at least 1979, but we are unable to determine the specific year.

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Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2017 to March 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	Deutsche Real Assets Fund

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/18	$1,012.80	$1,011.70	$1,008.70	$1,010.80	$1,012.70	$1,012.90	$1,013.80
Expenses Paid per $1,000*	$6.12	$6.12	$9.87	$7.37	$4.77	$5.37	$4.77

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/18	$1,018.85	$1,018.85	$1,015.11	$1,017.60	$1,020.19	$1,019.60	$1,020.19
Expenses Paid per $1,000*	$6.14	$6.14	$9.90	$7.39	$4.78	$5.39	$4.78

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Real Assets Fund	1.22%	1.22%	1.97%	1.47%	.95%	1.07%	.95%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Deutsche Real Assets Fund	53

Tax Information	(Unaudited)

For corporate shareholders, 28% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended March 31, 2018, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $8,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

54	Deutsche Real Assets Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Real Assets Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and RREEF America L.L.C. (“RREEF”), an affiliate of DIMA, in September 2017.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its

Deutsche Real Assets Fund	55

inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. The Board also considered that, in April 2016, shareholders of the Fund voted to approve the Agreement and the Sub-Advisory Agreement. DIMA and RREEF are part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing

56	Deutsche Real Assets Fund

underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, in an effort to improve the investment process and potential returns of the Fund, DIMA recommended, and the Board previously approved, changes to the Fund’s investment objective and principal investment strategy, which went into effect in April 2016, that restructured the Fund from a fund-of-funds with a focus on alternative (or non-traditional) investment strategies into a direct investment fund with a focus on investments offering exposure to “real assets.” The Board noted that, in connection with these changes, RREEF was appointed as the Fund’s sub-adviser. The Board observed that the Fund had experienced improved relative performance in 2016 and during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that DIMA agreed to implement new management fee breakpoints to accommodate the proposed mergers of Deutsche Select Alternative Allocation Fund and Deutsche Gold & Precious Metals Fund (each an “Acquired Fund”) into the Fund to be effective, on or about November 20, 2017, if one or both of the mergers are approved by the Acquired Funds’ shareholders. With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board

Deutsche Real Assets Fund	57

noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

58	Deutsche Real Assets Fund

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Advisory Agreement Amendment

At a meeting held in May 2017, the Board, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement

Deutsche Real Assets Fund	59

to adopt a revised management fee schedule under the Agreement adding an additional breakpoint. The revised management fee schedule took effect upon the completion of the merger of Deutsche Select Alternative Allocation Fund into the Fund (the “Merger”) on November 20, 2017.

In connection with its review of the amendment in May 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board also received a report from the fee consultant retained by the Board regarding the proposed fees for the Fund following the Merger. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

60	Deutsche Real Assets Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	87	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	87	Portland General Electric[2] (utility company) (2003– present)

Deutsche Real Assets Fund	61

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	87	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	87	—

62	Deutsche Real Assets Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	87	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	87	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	87	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	87	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	87	—

Deutsche Real Assets Fund	63

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] DWS; Vice President, DWS Distributors, Inc. (since 2016); Director, DWS Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Chairman, Director and President, Deutsche AM Trust Company (2013–2018); Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2016–2017); and Secretary, Deutsche AM Service Company (2016–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS; Director and Vice President, Deutsche AM Trust Company (since 2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] DWS

64	Deutsche Real Assets Fund

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Real Assets Fund	65

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on dws.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

66	Deutsche Real Assets Fund

Investment Management	Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS Group, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAWX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 671	25159K 887	25159K 804	25159K 705
Fund Number	487	1787	787	2087	1487

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site	dws.com

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

Deutsche Real Assets Fund	67

DRAF-2

(R-027136-8 05/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Real Assets Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$59,828	$0	$9,555	$0
2017	$61,049	$3,500	$9,750	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$454,575	$0
2017	$0	$563,012	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$9,555	$454,575	$606,585	$1,070,715
2017	$9,750	$563,012	$595,469	$1,168,231

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the Deutsche Funds, including the Fund, or persons in financial reporting oversight roles at the Deutsche Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the Deutsche Funds “investment company complex” (as defined in Regulation S-X) (the “Deutsche Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the Deutsche Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the Deutsche Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Real Assets Fund, a series of Deutsche Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/30/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer

Date:	5/30/2018